Exhibit 10.1

AMENDMENT NO. 5

Dated as of August 1, 2005

to

CREDIT AND SECURITY AGREEMENT

Dated as of August 27, 2004

THIS AMENDMENT NO. 5 (this "Amendment") dated as of August 1, 2005 is entered into by and among BROOKE CREDIT FUNDING, LLC, a Delaware limited liability company (the "Borrower"), BROOKE CREDIT CORPORATION, a Kansas corporation ("BCC"), BROOKE CORPORATION, a Kansas corporation ("Brooke Corporation"), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the "Lender"), and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, as agent (the "Agent").

PRELIMINARY STATEMENTS

A. Reference is made to the Credit and Security Agreement dated as of August 27, 2004 among the Borrower, BCC, Brooke Corporation, the Lender and the Agent (as amended or otherwise modified prior to the date hereof, the "Credit Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B. The parties hereto have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment. Effective as of the Effective Date (as defined in Section 3 below), the Credit Agreement is amended as follows:

1.1 The following definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

"Allstate Agency Agreement" means an Allstate R3001C Exclusive Agency Agreement between Allstate Insurance Company and an Allstate Agent in substantially the form attached hereto as Exhibit J or such other form as the Agent may approve in writing.

"Allstate Agent" means any duly licensed insurance agent or insurance agency party to an Allstate Agency Agreement.

"Allstate Loan" means a Loan made to an Allstate Agent.

"Allstate Loan Concentration Limit" means, at any time, the lesser of (i) 35% of the Eligible Loan Balance and (ii) the dollar amount (the "Maximum Allstate Concentration") set forth in the table below opposite the applicable financial strength rating of Allstate Insurance Company from Moody's and Fitch (if rated by Fitch) (each a "Rating"). If such Ratings fall within different Ratings Levels, then the lowest of such Ratings shall be used for purposes of calculating the Maximum Allstate Concentration. If no Rating exists from Moody's, then the Maximum Allstate Concentration shall be deemed to be that set forth for Ratings Level VI.

Ratings Level	Ratings of Allstate Insurance Company	Maximum Allstate Concentration
I	Aa3 or higher by Moody's and AA- or higher by Fitch, if rated by Fitch	$20,000,000
II	A2 or higher by Moody's and A or higher by Fitch, if rated by Fitch (and Ratings Level I does not apply)	$10,000,000
III	A3 or higher by Moody's and A- or higher by Fitch, if rated by Fitch (and Ratings Levels I and II do not apply)	$7,500,000
IV	Baa2 or higher by Moody's and BBB or higher by Fitch, if rated by Fitch (and Ratings Levels I, II and III do not apply)	$5,000,000
V	Baa3 or higher by Moody's and BBB- or higher by Fitch, if rated by Fitch (and Ratings Levels I, II, III and IV do not apply)	$2,500,000
VI	Below Baa3 by Moody's or below BBB- by Fitch or unrated by Moody's	$0

1.2 The definition of "Agency's Assets" in Section 1.01 of the Credit Agreement is amended to add the following at the end of such definition immediately before the period:

"; provided that, when used in reference to any Allstate Loan, the term "Agency's Assets" means all of the property of the related Allstate Agent in which a security interest has been granted to secure such Loan pursuant to the related Security Agreement."

1.3 The definition of "Agency Market Value" in Section 1.01 of the Credit Agreement is amended to add the following immediately after the word "durability":

"or, in the case of an Allstate Loan, based on the historical EBITDA of the relevant agency business (with the Agency Market Value not exceeding five (5) times such historical EBITDA)".

1.4 The definition of "Collateral Preservation Agreement" in Section 1.01 of the Credit Agreement is amended to add the phrase "(or, in the case of an Allstate Loan, Exhibit B-1)" immediately after the phrase "Exhibit B".

1.5 The definition of "Credit and Collection Policy" in Section 1.01 of the Credit Agreement is amended to add the phrase "(or, in the case of Allstate Loans, Schedule III-A)" immediately after the phrase "Schedule III".

1.6 The definition of "Custodian Receipt" in Section 1.01 of the Credit Agreement is amended to add the phrase "(or, in the case of an Allstate Loan, Exhibit D-1)" immediately after the phrase "Exhibit D".

1.7 The definition of "Customer Files" in Section 1.01 of the Credit Agreement is amended to add the following at the end of such definition immediately before the period:

"; provided that, when used in reference to any Allstate Loan, the term "Customer Files" means all of the documents, data, correspondence and other books and records relating to customers of the applicable Allstate Agent or policies or other products sold by or through such Allstate Agent".

1.8 The definition of "Exception Period" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

"Exception Period" means, if any Term Securitization closes that results in a reduction of at least 65% of the aggregate outstanding principal balance of the Advances hereunder that were outstanding immediately prior to such closing, the period from and including the date of such closing to but excluding the earlier of (i) the date falling three months after the date of such closing and (ii) the first date on which the aggregate principal balance of the Advances made hereunder since the date of such closing equals or exceeds $25,000,000.

1.9 Clause (a) of the definition of "Excess Concentration Amount" in Section 1.01 of the Credit Agreement is amended as follows:

(a) The dollar amount set forth in clause (i) thereof is increased from "$1,500,000" to "$2,700,000";

(b) The percentage set forth in clause (ii) thereof is increased from "15%" to "20%".

(c) The percentage set forth in clause (iv) thereof is increased from "6%" to "10%".

(d) The word "and" appearing at the end of clause (iv) is deleted and the following new clauses (v) and (vi) are added immediately after clause (iv):

"(v) the amount (if any) by which (x) the four largest Obligor Concentrations, exceeds (y) 17% of the Eligible Loan Balance; and

(vi) the amount, if any, by which (i) the aggregate Outstanding Balance of all Eligible Loans that are Allstate Loans, exceeds (ii) the Allstate Loan Concentration Limit; and".

1.10 Clause (b) of the definition of "Excess Concentration Amount" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows

"(b) during any Exception Period, the sum (without duplication) of:

(i) the aggregate, for all Obligors, of the amount (if any) by which (x) the aggregate Outstanding Principal Balance of the Eligible Loans owing by such Obligor (treating each Obligor and its Affiliates as a single Obligor), exceeds (y) $2,700,000; and

(ii) the amount, if any, by which (i) the aggregate Outstanding Balance of all Eligible Loans that are Allstate Loans, exceeds (ii) the Maximum Allstate Concentration (as set forth in the definition of Allstate Loan Concentration Limit)."

1.11 The definition of "Franchise Agent" in Section 1.01 of the Credit Agreement is amended to add the words "or that is an Allstate Agent" immediately after the words "Franchise Agreement".

1.12 The definition of "Insurance Company Concentration" in Section 1.01 of the Credit Agreement is amended to add the words "or any Allstate Agent" immediately after the words "Master Agent".

1.13 The definition of "Loan Agreement" in Section 1.01 of the Credit Agreement is amended to add the phrase "(or, in the case of an Allstate Loan, Exhibit E-5)" immediately after the phrase "Exhibit E-1".

1.14 The definition of "Loan Documents" in Section 1.01 of the Credit Agreement is amended to add the following at the end of such definition immediately before the period:

"; provided that, when used in reference to any Allstate Loan, the term 'Loan Documents' means, collectively, (i) the executed original counterpart of the Loan that constitutes "tangible chattel paper" or an "instrument" for purposes of Article 9 of the UCC and, with respect to each instrument, an allonge duly endorsing such instrument in blank or to the Agent, (ii) the related Loan Agreement, (iii) the related Allstate Agency Agreement, (iv) the related Customer Files, (v) the related depository account agreement in substantially the form attached as Exhibit E-9 and the related authorization for pre-authorized collection in substantially the form attached as Exhibit E-10, (vi) the related Collateral Preservation Agreement, (vii) the related Security Agreement and the related financing statement in substantially the form attached as Exhibit E-7, (viii) the related security interest and collateral assignment of termination payments and economic interests in substantially the form attached as Exhibit E-11 and assignment of termination payment notice to lender in substantially the form attached as Exhibit E-12, (ix) all insurance policies maintained by the related Allstate Agent or any Affiliate thereof, including without limitation all professional errors and omissions policies, (x) all guarantees relating to such Loan and (xi) all other instruments, documents and agreements executed and/or delivered under or in connection with any of the foregoing, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof".

1.15 The definition of "Sales Commissions" in Section 1.01 of the Credit Agreement is amended to add the following at the end of such definition immediately before the period:

"; provided that, when used in reference to any Allstate Loan, the term 'Sales Commissions' means all commissions to which the related Allstate Agent is entitled pursuant to the applicable Allstate Agency Agreement".

1.16 The definition of "Security Agreement" in Section 1.01 of the Credit Agreement is amended to add the phrase "(or, in the case of an Allstate Loan, Exhibit E-6)" immediately after the phrase "Exhibit E-2".

1.17 The definition of "Trust Accounts" in Section 1.01 of the Credit Agreement is amended to add the following at the end of such definition immediately before the period:

"; provided that, when used in reference to any Allstate Loan, the term 'Trust Account' means a deposit account of the applicable Allstate Agent that is subject to a duly executed depository account agreement in substantially the form attached as Exhibit E-9 and a duly executed authorization for pre-authorized collection in substantially the form attached as Exhibit E-10".

1.18 Section 5.01(b) of the Credit Agreement is amended to add the following new clauses (iv) and (v):

"(iv) Changes in Termination Payment Policies for Allstate Loans. Any material change in the policies or procedures of Allstate Insurance Company with respect to termination payments payable upon the termination of Allstate Agency Agreements.

(v) Diversion of Sales Commissions for Allstate Loans. Any failure of the Obligor on any Allstate Loan to cause the related Sales Commissions to be remitted in accordance with Section 5.01(m) and the related Loan Documents."

1.19 Section 5.01(m) of the Credit Agreement is amended to add the following sentence at the end of the first sentence thereof:

"; provided that, with respect to each Allstate Loan, each Brooke Party shall (i) instruct (or cause the applicable Obligor to instruct) Allstate Insurance Company and all other applicable insurance companies to make all payments in respect of the collateral securing the applicable Loan (including any Sales Commissions) directly to a deposit account of the related Allstate Agent that is subject to a duly executed depository account agreement in substantially the form attached as Exhibit E-9 and a duly executed authorization for pre-authorized collection in substantially the form attached as Exhibit E-10 and (ii) cause all payments in respect of such Allstate Loan (including payments made by withdrawing funds from the deposit account referred to above) to be made directly to the Collection Account".

1.20 The definition of "Eligible Loan" in Schedule I to the Credit Agreement is amended as follows:

(a) Clause (iii) of that definition is amended to add the words "or, in the case of an Allstate Loan, 4.00%" immediately after the percentage "3.00%" in each case where such percentage appears;

(b) Clause (xii) of that definition is amended to delete the dollar amount "$1,500,000" and to substitute therefor the dollar amount "$2,700,000";

(c) Clause (xvii) of that definition is amended to add the phrase "or Allstate Agency Agreement, as applicable," immediately after the words "Franchise Agreement".

(d) Clause (xix) of that definition is amended in its entirety to read as follows:

"(xix) the Loan Documents relating to such Loan include (A) in the case of an Allstate Loan, each of the instruments and agreements described in clauses (i) through (viii) of the form of Custodian Receipt attached as Exhibit D-1 to the Sale and Servicing Agreement and (B) in the case of all other Loans, each of the instruments and agreements described in clauses (i) through (vii) of the form of Custodian Receipt attached as Exhibit D to the Sale and Servicing Agreement, in each case of clauses (A) and (B), in substantially the forms specified in the applicable Custodian Receipt or in such other form as may approved by the Agent in writing (which approval shall not be unreasonably withheld);".

(e) Clause (xxiii) of that definition is amended to add the words "except in the case of an Allstate Loan" at the beginning of such clause.

(f) Clause (xxxiv) of that definition is amended to add the words "(other than Allstate Agents)" after the words "all Obligors".

(g) Clause (xxxv) of that definition is amended to delete the word "and" that appears after the semi-colon.

(h) Clause (xxxvi) of that definition is amended to add the words "in the case of a Loan that is not an Allstate Loan" at the beginning of sub-clause (B) and to replace the period at the end of clause (xxxvi) with a semi-colon followed by the word "and".

(i) The following is added as new clause (xxxvii) to that definition:

"(xxxvii) in the case of an Allstate Loan, the "Supplement for the R3001 Agreement" and the "Exclusive Agency Independent Contractor Manual", in each case as then in effect and incorporated by reference into the related Allstate Agency Agreement, provides that Allstate Insurance Company shall make a termination payment to the Borrower (as assignee of the Seller) in an amount equal to or greater than the termination payment provided for in the version of such Supplement dated November 10, 2003 in the event such Allstate Agency Agreement is terminated and such Obligor is unable or declines to sell its "economic interest" in the related "book of business" (in each case within the meaning of such Allstate Agency Agreement).

1.21 The Credit Agreement is further amended to add Annex I, Annex II, Annex III, Annex IV, Annex V, Annex VI, Annex VII, Annex VIII, Annex IX, Annex X, Annex XI and Annex XII attached to this Amendment as Schedule III-A, Exhibit B-1, Exhibit E-5, Exhibit E-6, Exhibit E-7, Exhibit E-8, Exhibit E-9, Exhibit E-10, Exhibit E-11, Exhibit E-12, Exhibit E-13 and Exhibit J, respectively, to the Credit Agreement.

SECTION 2. Increase in Borrowing Limit. Pursuant to Section 2.03 of the Credit Agreement, the Borrower has requested an increase in the Borrowing Limit to $80,000,000. Each of the Agent and the Lender hereby approves such increase effective as of the Effective Date.

SECTION 3. Conditions Precedent. This Amendment shall become effective as of July 29, 2005 (the "Effective Date"), subject to the condition that the Agent shall have executed this Amendment and shall have confirmed its receipt of each of the following:

(i) a copy of this Amendment duly executed by the Borrower, BCC, Brooke Corporation, the Lender and the Agent;

(ii) a new Note in the form attached as Exhibit H to the Credit Agreement, in a stated principal amount of $80,000,000, duly executed by the Borrower;

(iii) a copy of Amendment No. 1 to the Sale and Servicing Agreement of even date herewith duly executed by the parties thereto and in form and substance satisfactory to the Agent;

(iv) a copy of Amendment No. 1 to the Subordination Agreement duly executed by the parties thereto and in form and substance satisfactory to the Agent;

(v) a copy of Amendment No. 1 to the Liquidity Purchase Agreement between the Lender and DZ Bank duly executed by the parties thereto and in form and substance satisfactory to the Agent;

(vi) a Secretary Certificate for each of the Borrower, BCC and Brooke Corporation certifying therein the organizational documents for such Brooke Party, a good standing certificate for such Brooke Party, the resolutions of such Brooke Party authorizing the execution and delivery of this Amendment and the other Related Documents being executed on the date hereof and the incumbency of the officers of such Brooke Party executing and delivering this Amendment and such Related Documents;

(vii) an opinion of Polsinelli, Shalton and Welte PC regarding corporate matters;

(viii) confirmation from each of Moody's and Fitch that the execution and delivery of this Amendment will not result in a reduction or withdrawal of the then current ratings of the Lender's commercial paper notes; and

(ix) payment in full of the Increase Fee payable in connection with the increase in the Borrowing Limit contemplated by Section 2.

SECTION 4. Reference to and Effect on the Credit Agreement.

4.1 Except as specifically provided herein, the Credit Agreement, the other Related Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.2 Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lender under the Credit Agreement, the Related Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

BROOKE CREDIT FUNDING, LLC

By /s/ Michael Lowry
Name: Michael Lowry
Title: President

BROOKE CREDIT CORPORATION

By /s/ Michael Lowry
Name: Michael Lowry
Title: President

BROOKE CORPORATION

By /s/ Anita Larson
Name: Anita Larson
Title: President

DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK, as Agent

By /s/ Vincent Salerno
Name Vincent Salerno
Title VP

By /s/ Patrick Preece
Name Patrick Preece
Title First Vice President

AUTOBAHN FUNDING COMPANY LLC, as Lender

By: DZ BANK AG DEUTSCHE
ZENTRAL-GENOSSENSCHAFTSBANK, its Attorney-in-Fact

By /s/ Vincent Salerno
Name Vincent Salerno
Title VP

By /s/ Patrick Preece
Name Patrick Preece
Title First Vice President